CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (Parenthetical) - $ / shares	Jun. 30, 2016	Dec. 31, 2015	Sep. 30, 2015	Sep. 30, 2014
Condensed Consolidated Balance Sheets
Common shares, par value (in dollars per share)	$ 0.001	$ 0.001	$ 0.001	$ 0.001
Common shares, shares authorized	1,750,000,000	1,750,000,000	1,750,000,000	1,750,000,000
Common shares, shares issued	243,051,884	180,502,443	167,952,595	50,109,036
Common shares, shares outstanding	243,051,884	180,502,443	167,952,595	50,109,036